                                                                    EXHIBIT 10.1


                              UNION DRILLING, INC.

                   AMENDED AND RESTATED 2000 STOCK OPTION PLAN






                     Originally Adopted as of March 16, 2000
                   Amended and Restated as of December 1, 2000















                              Union Drilling, Inc.
                        South Pittsburgh Technology Park
                              3117 Washington Pike
                         Bridgeville, Pennsylvania 15017
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                              UNION DRILLING, INC.

                   AMENDED AND RESTATED 2000 STOCK OPTION PLAN

                                Table of Contents

Section                                                                  Page
 1.   Purpose                                                             1

 2.   Definitions                                                         1

 3.   Shares Subject to the Plan                                          3

 4.   Grant of Stock Options                                              3

 5.   Certificates for Stock                                              6

 6.   Beneficiary                                                         7

 7.   Administration of the Plan                                          7

 8.   Amendment or Discontinuance                                         8

 9.   Adjustment in Event of Change in Common Stock                       8

10.   Miscellaneous                                                       8

11.   Effective Date and Stockholder Approval                            10

                              UNION DRILLING, INC.
                   AMENDED AND RESTATED 2000 STOCK OPTION PLAN

1.       Purpose

         The purpose of the Union Drilling, Inc. Amended and Restated 2000 Stock Option Plan is to attract and retain persons of ability as directors, officers and employees of Union Drilling, Inc. and its subsidiaries and affiliates, and encourage such directors, officers and employees to continue to exert their best efforts on behalf of the Company and its subsidiaries and affiliates.

2.       Definitions

         When used herein, the following terms shall have the following meanings:

         "Beneficiary" means the beneficiary or beneficiaries designated pursuant to Section 6 who shall be entitled to exercise any Options held by the Optionee at the time of his or her death.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

         "Committee" means any committee (including, without limitation, any Compensation Committee of the Board) that may be appointed by the Board to grant Options hereunder and/or to administer the Plan pursuant to Section 7 hereof.

         "Company" means Union Drilling, Inc. and its successors and assigns.

         "Director" means any present or former member of the Board.

         "Employee" means an employee of any Participating Company (including a Director or Officer, to the extent he or she is deemed an employee under common law) who, in the judgment of the Board or the Committee, is responsible for or contributes to the growth or profitability of the business of any Participating Company.

         "Exchange" means the principal exchange on which the Stock is listed or, if the Stock is not listed on an exchange, the Nasdaq Stock Market of the National Association of Securities Dealers.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" means, as of any date in issue, the closing sales price on the Exchange of one share of Stock on such date or, if no sales of Stock have taken place on such date, the closing sales price of one share of Stock on the most recent date on which sales prices were reported on the Exchange. In the event that the Company's shares are not publicly traded on the Exchange, the Board shall determine the fair market value for all purposes.

         "Immediate Family Members" means children, grandchildren, spouse or common law spouse, siblings or parents of the Optionee, or bona fide trusts, partnerships or other entities controlled by and of which the beneficiaries are Immediate Family Members of the Optionee.

         "Officer" means any person holding an office of the Company or of its Board of Directors under the By-laws of the Company, whether or not a salaried employee of any Participating Company.

         "Option" means an option to purchase Stock subject to the applicable provisions of Section 4 and granted in accordance with the terms of the Plan and which, in the case of an Option granted to an Employee, may be an incentive stock option qualified under Section 422 of the Code or a nonqualified stock option and which, in the case of an Option granted to an Optionee that is not an Employee, shall be a nonqualified stock option.

         "Option Agreement" means any written agreement evidencing an Option granted to a Director, an Officer or an Employee under the Plan.

         "Optionee" means a Director, Officer or Employee who has been granted an Option under the Plan.

         "Participating Company" means the Company or any subsidiary or other affiliate of the Company which at the time such option is granted under the plan qualifies as a "subsidiary corporation" of the Company under the definition of such term contained in Section 424(f) of the Code.

         "Plan" means the Union Drilling, Inc. Amended and Restated Stock 2000 Option Plan, as the same may be amended, administered or interpreted from time to time.

         "Stock" means the common stock, $0.01 par value, of the Company.

         "Substitute Options" means Options granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or any of its subsidiaries, or with which the company or any of its subsidiaries combines.

         "Ten Percent Stockholder" means an Employee who, at the time of grant of an Option to him or her, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company.

         "Total Disability" means the complete and permanent inability of an Employee to perform all of his or her duties as such, as determined by the Board or the Committee upon the basis of such evidence, including independent medical reports and data, as the Board deems appropriate or necessary.


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
3.       Shares Subject to Plan

         (a) The aggregate number of shares of Stock which may be subject to purchase by exercising Options granted under the Plan is 400,000 Shares, subject to adjustment in accordance with Section 9 below. Such shares shall be made available from either authorized and unissued shares or shares held by the Company in its treasury. If, for any reason, any shares of Stock subject to purchase by exercising an Option under the Plan are not delivered or are reacquired by the Company, for reasons including, but not limited to, termination of employment or relationship with the Company, or expiration or cancellation with the consent of an Optionee of an Option, such shares of Stock shall again become available under the Plan, provided, however, that for purposes of meeting the requirements of Section 162(m) of the Code, no Employee who is a covered employee under Section 162(m) of the Code shall receive a grant of options in excess of the amount specified under this Section 3, computed as if any Option which is canceled reduced the maximum number of shares of Stock available under the Plan.

         (b) In the event that any Option granted hereunder (other than a Substitute Option) is exercised through the delivery of shares of Stock, or in the event that withholding tax liabilities arising from such Option are satisfied by the withholding of shares of Stock by the Company, the number of shares of Stock subject to purchase by exercising an Option under the Plan shall be increased by the number of shares of Stock so surrendered or withheld.

         (c) Any shares of Stock covered by a Substitute Option shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

4.       Grant of Stock Option

         (a) Subject to the provisions of the Plan, the Board or the Committee shall (i) determine and designate from time to time those Directors, Officers and Employees to whom Options are to be granted; (ii) determine whether such Options shall be incentive stock options or nonqualified stock options or a combination of incentive stock options and nonqualified stock options, (iii) determine the number of shares of Stock subject to each Option; and (iv) determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period; provided, however, that (A) no option which is an incentive stock option shall be granted after the expiration of ten years from the effective date of the Plan, (B) the aggregate Fair Market Value (determined as of the date an Option is granted) of the Stock for which incentive stock options (including incentive stock options granted under any other plan of the Company) granted to any Optionee under this Plan that may first become exercisable in any calendar year shall not exceed $100,000, and (C) the aggregate number of shares of Stock for which Options are granted to any one participant in any one calender year shall not exceed 250,000.

         (b) The exercise period for an Option shall be no more than ten years from the date of grant, provided, however, that, in the case of an incentive stock option granted to a Ten Percent


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Stockholder, such period, including extensions, shall be no more than five years from the date of grant.

         (c) The Option exercise price per share shall be determined by the Board at the time the Option is granted and shall be at least equal to the par value of one share of Stock if the Stock has a par value; provided, however, that the exercise price for an Option shall be not less than the Fair Market Value of the Stock on the date of grant, or in the case of an incentive stock option granted to a Ten Percent Stockholder, 110 percent of the Fair Market Value on the date of grant, all as determined by the Board.

         (d) No part of any Option may be exercised by an Optionee until such Director, Officer or Employee shall have (i) remained in the employ of a Participating Company for such period as the Board or the Committee may specify, if any, after the date on which the Option is granted, or (ii) achieved such performance or other criteria, as the Board or the Committee may specify, if any, and the Board or Committee may further require exercisability in installments.

         (e) (i) If an Employee who has been granted an Option dies while an Employee of a Participating Company or retires, his or her Options may be exercised, to the extent that the Employee shall have been entitled to do so on the date of his or her death or retirement, by his or her Beneficiary in the case of his or her death, including, if applicable, his or her executors or administrators, at any time, or from time to time, within three months after the date of the Employee's death or retirement or within such other period, and subject to such terms and conditions, as the Board or the Committee may specify, but no later than the expiration date specified in Section 4(b) above.

                 (ii) If the Employee's employment by a Participating Company terminates because of his or her Total Disability, he or she may exercise his or her Options, to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within twelve months after the date of the termination of his or her employment or within such other period, and subject to such terms and conditions, as the Board or the Committee may specify, but not later than the expiration date specified in Section 4(b) above.

                 (iii) If an Employee's employment by a Participating Company voluntarily terminates or if his or her employment terminates because of involuntary termination of employment by the Participating Company with cause (as determined by the Board or the Committee in its sole discretion), all outstanding Options shall be forfeited as of the date of termination or at such later date, and subject to such terms and conditions, as the Board or the Committee may specify, but not later than the expiration date specified in
Section 4(b) above.

                 (iv) If an Employee's employment terminates because of involuntary termination of employment by the Participating Company without cause (as determined by the Board or the Committee in its sole discretion) he or she may exercise his or her Options to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within three months after the date of the termination of his or her employment, or within such other period, and subject to such terms and conditions, as the Board


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or the Committee may specify, but not later than the expiration date specified in Section 4(b) above.

         (f) No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, and during the lifetime of the Optionee, an Option shall be exercisable only by him or her; provided, however, that the Board or the Committee, in its discretion, may allow for transferability of non-qualified stock options by an Optionee to Immediate Family Members, provided that such transfer of Options is not for value (within the meaning of the General Instructions to Form S-8 of the Securities and Exchange Commission).

         (g) With respect to an incentive stock option, the Board or the Committee shall specify such terms and provisions as the Board or the Committee may determine to be necessary or desirable in order to qualify such Option as an incentive stock option within the meaning of Section 422 of the Code.

         (h) Each Option granted under the Plan shall be evidenced by a written Option Agreement or by a notice to the recipient of the grant of such Option, in either case in a form approved by the Board or the Committee. Each Option granted under the Plan shall be subject to the express terms and conditions, if any, required under the Plan or as required by the Board or the Committee for the form of Option granted and such other terms and conditions as the Board or the Committee may specify. Further, each such Option Agreement or notice shall provide that unless at the time of exercise of the Option there shall be, in the opinion of counsel for the Company, a valid and effective registration statement under the Securities Act and appropriate qualification and registration under applicable state securities laws relating to the Stock being acquired pursuant to the Option, the Optionee shall upon exercise of the Option give a representation that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the resale or distribution of any such shares. In the absence of such registration statement, the Optionee shall be required to execute a written affirmation, in a form reasonably satisfactory to the Company, of such investment intent and to further agree that he or she will not sell or transfer any Stock acquired pursuant to the Option until he or she requests and receives an opinion of counsel satisfactory to the Company to the effect that such proposed sale or transfer will not result in a violation of the Securities Act, or a registration statement covering the sale or transfer of the shares has been declared effective by the Securities and Exchange Commission, or he or she obtains a no-action letter from the Securities and Exchange Commission with respect to the proposed transfer.

         (i) Except as otherwise provided in the Plan, the purchase price of the shares as to which an Option shall be exercised shall be paid to the Company at the time of exercise either in cash or in Stock already owned by the Optionee, or a combination of cash and Stock, or in such other consideration acceptable to the Board or the Committee (including, to the extent permitted by applicable law, the relinquishment of a portion of the Option) as the Board or the Committee deems appropriate, having a total Fair Market Value equal to the purchase price. For purposes of this Section 4(i), the fair market value of the portion of an Option that is relinquished shall be the excess of


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                 (x)      the Fair Market Value at the time of exercise of the
                          number of shares of Stock subject to the portion of the Option that is relinquished over

                 (y) the aggregate exercise price specified in the Option with respect to such shares.

5.       Certificates for Stock

         (a) Each Optionee, upon the exercise of an Option granted under the Plan, shall be issued a certificate for the shares of Stock purchased through such exercise. Such certificate shall be registered in the name designated by the Optionee.

         (b) The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any Exchange on which the Stock may then be listed or (ii) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any governmental body, which the Board or the Committee shall, in its sole discretion, determine to be necessary or advisable.

         (c) All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Board or the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Board or the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 5(c) shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act, or if, and so long as, the Board or the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Board or the Committee may rely upon an opinion of counsel for the Company.

         (d) Each Optionee who receives shares of Stock upon exercise of an Option shall have all of the rights of a stockholder, including the right to vote the shares and receive dividends and other distributions, from the date of issuance to him or her of a certificate or certificates for such shares. No Optionee granted an Option shall have any right as a stockholder with respect to any shares subject to such Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

         (e) Each Optionee who receives Stock upon exercise of an Option that is an incentive stock option shall give the Company prompt notice of any sale of such Stock prior to the expiration of any applicable holding period for incentive stock options prescribed by the Code, which holding period is currently until the later of (i) two years after the grant of such Option or
(ii) one year after the date of such exercise.


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
6.       Beneficiary

         (a) Each Optionee shall file with the Company a written designation of one or more persons as the Beneficiary who shall be entitled to exercise any Options held by the Optionee at the time of his or her death. An Optionee may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Company. The last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Optionee's death, and in no event shall it be effective as of a date prior to such receipt.

         (b) If no such Beneficiary designation is in effect at the time of an Optionee's death, or if no designated Beneficiary survives the Optionee, or if such designation conflicts with law, the Optionee's estate shall be entitled to exercise any Options held by the Optionee at the time of the Optionee's death. If the Company is in doubt as to the right of any person to exercise such Options, the Company may suspend the right to exercise such Option, without liability, until the Company determines the rights thereto, or the Company may transfer such Option into any court of appropriate jurisdiction and such transfer shall be a complete discharge of the liability of the Company therefor.

7.       Administration of the Plan

         (a) The Plan shall be administered by the Board or by any committee (including, without limitation, any Compensation Committee of the Board) as may be appointed by the Board for the purpose of granting Options hereunder and/or otherwise administering the Plan.

         (b) All decisions, determinations or actions of the Board or the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Board or the Committee and shall be final, conclusive and binding on all persons for all purposes.

         (c) The Board or the Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof, and its interpretations and constructions thereof, and actions taken thereunder shall be, except as otherwise determined by the Board, final, conclusive and binding on all persons for all purposes.

         (d) The Board's or the Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among Directors, Officers and Employees, whether or not such Directors, Officers and Employees are similarly situated.

         (e) The act of a majority of the members of the Board or the Committee (as the case may be) present at a meeting of the Board or the Committee (as the case may be) duly called and held shall be the act of the Board or the Committee (as the case may be). Any decision or determination reduced to writing and signed by all members of the Board or the Committee shall be as fully effective as if made by unanimous vote at a meeting duly called and held.


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
8.       Amendment or Discontinuance

         The Board may, at any time and for any reason, amend or terminate the Plan. No amendment or termination shall retroactively impair the rights of any person with respect to an Option.

9.       Adjustment in Event of Change in Common Stock

         (a) Subject to Section 9(b), if the outstanding shares of Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Stock or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares provided in Section 3 and in clause C of Section 4(a), (ii) the number and kind of shares or other securities subject to the outstanding Options, and (iii) the price for each share or other unit of any other securities subject to outstanding Options without change in the aggregate purchase price or value as to which such Options remain exercisable or subject to restrictions. Any adjustment under this Section 9(a) will be made by the Board or the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding and conclusive. No fractional interests will be issued under the Plan resulting from any such adjustment.

         (b) Notwithstanding anything else herein to the contrary, the Board or the Committee, in its sole discretion at the time of grant of an Option or otherwise may, in an Option Agreement, in a notice of the grant of an Option or otherwise, provide that, with an Optionee's consent, upon the occurrence of certain events, including a change in control of the Company (as determined by the Board), any outstanding Options not theretofore exercisable shall immediately become exercisable in their entirety and that any such Option may be purchased by the Company for cash at a price to be determined by the Board.


10.      Miscellaneous

         (a) Nothing in this Plan or any Option Agreement entered into or notice of grant given pursuant hereto shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

         (b) No Option granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.


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
         (c) No person shall have any claim to an Option until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

         (d) Absence on leave approved by a duly constituted officer of a Participating Company shall not be considered interruption or termination of employment for any purposes of the Plan; provided, however, that no Option that is an incentive stock option may be granted to an employee while he or she is absent on leave.

         (e) If the Board or the Committee shall find that any person to whom any Option, or portion thereof, is granted under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Board or the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person deemed by the Board or the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

         (f) The right of any Optionee or other person to any Option or Stock under the Plan may not be assigned, transferred, pledged or encumbered, except as provided herein or as may otherwise be required by law. If, by reason of any attempted assignment, transfer, pledge, or encumbrance or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the Optionee or his or her Beneficiary or would otherwise devolve upon anyone else and not be enjoyed by the Optionee or his or her Beneficiary, then the Board or the Committee may terminate such person's interest in any such payment and direct that the same be held and applied to or for the benefit of the Optionee, his or her Beneficiary or any other persons deemed to be the natural objects of his or her bounty, taking into account the expressed wishes of the Optionee (or, in the event of his or her death, those of his or her Beneficiary) in such manner as the Board or the Committee may deem proper.

         (g) Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available to all Optionees at all reasonable times at the Company's headquarters.

         (h) The Board or the Committee may cause to be made, as a condition precedent to the grant of any Option, or otherwise, appropriate arrangements with the Optionee or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes.

         (i) The Plan and the grant of Options shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required.

         (j) All elections, designations, requests, notices, instructions and other communications from an Optionee, Beneficiary or other person to the Board or the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Board or the Committee and shall be mailed by first class mail or delivered to such location as shall be specified by the Board or the Committee in an Option Agreement, a notice of grant or otherwise.

         (k) The terms of the Plan shall be binding upon the Company and its successors and assigns.

         (l) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.


11.      Effective Date and Stockholder Approval

         The original effective date of the Plan was March 16, 2000, subject to approval by the Company's stockholders, which approval was obtained on March 16, 2000. The effective date of the amendment and restatement of the Plan shall be December 1, 2000, subject to approval by the Company's stockholders. Notwithstanding anything in the Plan to the contrary, Options may be granted as provided herein on the effective date of the amendment and restatement of the Plan or at any time thereafter subject to such subsequent stockholder approval. If the amendment and restatement of the Plan is not approved by the Company's stockholders within the time required by the Code, the amendment and restatement of the Plan and all Options granted hereunder that could not have been granted pursuant to the terms and conditions of the Plan as originally adopted shall thereupon become null and void; provided, that, irrespective of any failure to obtain requisite stockholder approval of the amendment and restatement of the Plan within the time prescribed by the Code, any and all Options granted prior to the date hereof or after the date hereof, in either case, in accordance with the terms and conditions of the Plan as originally adopted and approved by the stockholders, shall be or remain (as the case may be) duly and validly issued.


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